SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 15, 2026, to the Prospectus dated May 19, 2026.

MFS® Active International Value ETF

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
David Falco	December 2026	MFS Co-Chief Investment Officer–Equity

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
David Falco	Portfolio Manager	Employed in the investment area of MFS since 2011

EIL-SUP-I-101526